Exhibit 99.1

SETTLEMENT AGREEMENT

This Settlement Agreement (the “Settlement Agreement”), dated as of December 19th, 2013 (the “Effective Date”), is made by and between Fred Kayne, Stephen Kayne, Milton T. Okun, Rosemary Okun, Don Wohl, Glen Tobias, Ken Berg, Robert A. Bronstein, the Bronstein Family Trust, Bruce Burnam, Kathleen A. Cohen, William Corbett, the Cutler Family Trust of 1989, Martin Goldfarb, M.D., Richard Gunther, James Harpel, Richard L. Milsner, Joel Rumm, D.V.M., Victor Scaravilli, Tri S Partners, Dreiländer Beteiligung Objekt DLF 93/14- KC-Beiteiligungs GmbH-KG, a limited partnership formed under the laws of Germany and Zwölfte Dreiländer Beteiligung DLF 92/12-KC-Beiteiligungs GmbH-KG, a limited partnership formed under the laws of Germany, on the one hand, (‘‘Plaintiffs”) and Emerson Radio Corp. (“Emerson”), on the other hand, (Plaintiffs and Emerson shall collectively be referred to herein as the “Parties”).

RECITALS

WHEREAS, on or about August 14, 2009, Plaintiffs filed an action in the Superior Court of the State of California against certain defendants (not including Emerson), entitled Kayne, et al. v. Ho, et al., Docket No. BC 419802; (the “Action”);

WHEREAS, on or about September 18, 2009, defendant The Grande Holdings Limited filed a Notice of Removal of Action Under 28 U.S.C. Section 1441 and the Action was removed to the United States District Court for the Central District of California and assigned docket number CV09-06816;

WHEREAS, on or about July 1, 2011, Plaintiffs filed an Amended Complaint in the Action that named Emerson as an additional defendant;

WHEREAS, on or about March 30, 2012 Plaintiffs filed a Second Amended Complaint;

WHEREAS, on or about September 17, 2012, Plaintiffs filed a Third Amended Complaint;

WHEREAS, over the course of the Action, the Court, upon motion, dismissed two of Plaintiffs’ three claims against Emerson;

WHEREAS, on or about May 23, 2013, Emerson filed an Answer in which it (i) denied the material allegations asserted by Plaintiffs, and (ii) interposed affirmative defenses;

WHEREAS, on December 3, 2013, the trial in the Action commenced before the Honorable John A. Kronstadt;

WHEREAS, the Parties wish to resolve the Action and all claims asserted therein without acknowledging or attributing fault or liability on the part of either party;

WHEREAS, for good and valuable consideration, the receipt and sufficiency of which is acknowledged, the Parties agree as follows:

TERMS

1. Payment. Within five (5) business days after the Effective Date, Emerson shall pay four million dollars ($4,000,000.00) to Plaintiffs’ attorneys’ client trust account in consideration of the settlement of all claims asserted (the “Payment”). Emerson shall make the Payment by wire transfer in accordance with the wire instructions set forth in Exhibit A.

2. Good Faith Settlement. The Payment shall remain in Plaintiffs’ attorneys’ client trust account until such time as (i) Emerson makes an application to the Court to approve this Settlement Agreement as a “good faith” settlement under California law and such application is granted by the Court, or (ii) Emerson provides Plaintiffs’ attorneys notice in writing that it waives the right to make such an application. Emerson will make any such application to the Court by no later than January 13, 2014. In the event that (i) Emerson makes an application to the Court as set forth in this Paragraph and the Court approves this Settlement Agreement as a good faith settlement, or (ii) Emerson waives its right in writing to make such an application as set forth in this Paragraph, then the Payment may be disbursed to Plaintiffs from their attorneys’ client trust account. In the event that Emerson makes an application to the Court as set forth in this Paragraph, and the Court does not approve this Settlement Agreement as a good faith settlement, then Plaintiffs shall immediately, upon Emerson’s demand, return the Payment to Emerson and this Settlement Agreement and all of its provisions shall be null and void and Plaintiffs shall have the right to resume the trial of the Action.

3. No Admission of Wrongdoing. The Parties hereto are entering into this Settlement Agreement for reasons of economy and finality, and neither the terms nor the fact of the Settlement Agreement may be construed as an admission by any party as to the merits of any of the claims or defenses resolved herein.

4. Mutual Release. Upon Plaintiffs’ receipt of Emerson’s Payment as set forth in Paragraphs 1 and 2, and upon either the Court’s approval of the Settlement Agreement as a good faith settlement or Emerson’s waiver in writing of its right to make such application or its failure to make such an application by January 13, 2014: (a) Plaintiffs, individually and collectively and each of their parents, subsidiaries, affiliated companies, agents, servants, employees, attorneys, representatives, heirs, successors, assigns, devisees, partners (limited, general, or other), trustees, beneficiaries, officers and directors release and discharge Emerson, and each of its current and former parents, subsidiaries, affiliated companies, agents, servants, employees, attorneys, directors and officers (but not The Grande Holdings Limited, the Provisional Liquidators or Liquidators of The Grande Holdings Limited, or any defendant in the Action, other than Emerson, except to the extent such Provisional Liquidator(s) or Liquidator(s) are acting in their capacity as officers and/or directors of Emerson), from all claims and demands whatsoever that Plaintiffs ever had against Emerson from the beginning of time up to me Effective Date including, but not limited to, claims and demands relating to the events giving rise to the Action. This release shall not apply to any obligation created by this Settlement Agreement, and (b) Emerson, and each of its subsidiaries, affiliated companies, agents, servants, employees, attorneys, representatives, heirs, successors, assigns, devisees, partners (limited, general, or other), trustees, beneficiaries, officers and directors (but not The Grande Holdings Limited, the Provisional Liquidators or Liquidators of The Grande Holdings Limited, or any defendant in the Action other than Emerson, except to the extent such Provisional Liquidator(s) or Liquidator(s) are acting in their capacity as officers and/or directors of Emerson), release and discharge Plaintiffs, individually and collectively, and each of their parents, subsidiaries, affiliated companies, agents, servants, employees, attorneys, representatives, heirs, successors, assigns, devisees, partners (limited, general, or other), trustees, beneficiaries, officers and directors from all claims and demands whatsoever that Emerson ever had against Plaintiffs from the beginning of time, up to the Effective Date, including, but not limited to, claims and demands relating to the events giving rise to the Action. This release shall not apply to any obligation created by this Settlement Agreement.

5. Waiver of Section 1542. Plaintiffs and Emerson acknowledge California Civil Code Section 1542 which provides as follows:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.”

(a) Subject to the provisions of this Settlement Agreement, Plaintiffs waive and release any rights they may have under Section 1542 to the full extent that all such rights may lawfully be waived. Plaintiffs acknowledge that without this waiver Emerson would not have entered into this Settlement Agreement; and (b) subject to the provisions of this Settlement Agreement. Emerson waives and releases any rights it may have under Section 1542 to the full extent that all such rights may be lawfully waived. Emerson acknowledges that without this waiver Plaintiffs would not have entered into this Settlement Agreement.

6. Merger. This Settlement Agreement is the entire agreement between the parties regarding its subject matter. This Settlement Agreement supersedes all prior negotiations among the Parties regarding its subject matter. No oral agreement, statement, promise, commitment, or representation will alter or terminate the terms of this Settlement Agreement. This Settlement Agreement cannot be changed or modified except by written agreement signed by the parties. No breach of any covenant, agreement, warranty, or representation will be deemed waived unless expressly waived in writing and signed by the party who might assert such a breach.

7. Joint Preparation. The language of all parts of this Settlement Agreement in all cases will be construed as a whole, extending to it its fair meaning, and not strictly for or against either of the parties. The Parties agree that, in consultation with their attorneys, they have jointly prepared and approved the terms of this Settlement Agreement and that if any dispute arises concerning the interpretation of any term, no Party is deemed the drafter nor can any such language be presumptively construed in favor of or against either Party. Nothing contained in this Settlement Agreement is an admission by either Party against their respective positions taken in the Action, and none of the foregoing should be construed as an admission of liability or a waiver by either Party of any rights or remedies other than as expressly provided in this Settlement Agreement.

8. Binding Effect. This Settlement Agreement is binding upon and inures to the benefit of the Parties as well as their successors and assigns. The provisions of this Settlement Agreement are severable and if any part of this Settlement Agreement is found to be illegal or in violation of public policy, or for any reason unenforceable at law, the other provisions of this Settlement Agreement remain fully valid and enforceable.

9. Governing Law/Jurisdiction. This Settlement Agreement, and the validity, performance and enforcement hereof, shall be interpreted and construed in accordance with the laws of the State of California, without giving effect to the conflict of laws provisions thereof. In the event that there is any suit, action or proceeding involving this Settlement Agreement, the Parties agree to submit to the jurisdiction of the United States District Court for the Central District of California; that the Honorable John Kronstadt will retain jurisdiction over the Parties for purposes of deciding any such suit, action or proceeding; and that any order, process, notice of motion or other application to or by such court or judge may be served upon the opposing Party or Parties within or without such court’s jurisdiction by overnight delivery or by hand, with copies thereof sent by email, by service upon the counsel for the respective parties as listed in Paragraph 13, “Notices.”

10. Warranties, Representations and Acknowledgments. Each signatory hereto hereby covenants, warrants and represents as follows:

(i)	Such person has the full authority and has been duly authorized to bind the Party or Parties for whom such person acts, and that his/her signature hereon and agreement hereto constitutes, evidences and creates a binding obligation of the party on whose behalf said signatory has executed this Settlement Agreement;

(ii)	Execution, delivery and performance of this Settlment Agreement has been duly and properly authorized by all necessary internal action of each of the Parties hereto;

(iii)	Upon execution, this Settlement Agreement will constitute the binding obligation of the parties hereto; and

(iv)	The claims, suits, rights, and/or interests which are the subject matter of this Settlement Agreement and the Action are owned or controlled by the party asserting same, and have not been assigned, transferred or sold, and are free of encumbrance.

11. Headings. The headings preceding the paragraphs and subparagraphs herein are for convenience of reference only, and shall not be deemed a part of this Settlement Agreement.

12. Representation by Counsel. Each signatory to this Settlement Agreement has executed it freely after having consulted with, or having had the opportunity to consult with, the attorneys of such person’s choice.

13. Notices. All notices or other communications to be sent to the Parties shall be addressed and sent by (i) certified mail, return receipt requested, postage prepaid, (ii) overnight courier, (iii) facsimile transmission or email and first class mail, or (iv) by hand, to the parties’ counsel at the following addresses, unless the other parties hereto are notified, in writing, of a different address:

On Behalf of Plaintiffs

NAGLER & ASSOCIATES

2300 S. Sepulveda Blvd.

Los Angeles, California 90064

Attn: Larry Nagler

On Behalf of Emerson

SORINRAND LLP

515 Madison Avenue

New York, New York 10022

Attn: Joshua H. Epstein

14. Dismissal of Action. Upon (i) full execution of this Settlement Agreement (ii) Plaintiffs’ receipt of the Payment set forth in Paragraph I, and (iii) the Court’s approval of this Settlement Agreement as a good faith settlement under California law as set forth in Paragraph 2, or Emerson’s written waiver of the right to make same, or its failure to apply for a good faith settlement order by January 13, 2014, the Parties will sign, and Plaintiffs will file a stipulation of dismissal with prejudice, in the form attached as Exhibit B.

15. Execution. This Settlement Agreement may be executed in identical counterparts, which, when delivered by electronic means, facsimile, or original, constitutes one and the same instrument, and is enforceable as if all parties had executed a single document.

EMERSON RADIO CORP.

Dated: December 19th, 2013	By:	/s/ Duncan Hon
	Name:	Duncan Hon
	Title:	CEO

Dated: December 19, 2013	/s/ Fred Kayne by Fred Kayne, Authorized Representative
Fred Kayne

Dated: December 19, 2013	/s/ Ken Berg by Fred Kayne, Authorized Representative
Ken Berg

Dated: December 19, 2013	/s/ Robert A. Bronstein by Fred Kayne, Authorized Representative
Robert A. Bronstein

Dated: December 19, 2013	/s/ Bronstein Family Trust by Fred Kayne, Authorized Representative
Bronstein Family Trust

	By:	/s/ Fred kayne
(Print name)

Dated: December 19, 2013	/s/ Bruce Burnam by Fred Kayne, Authorized Representative
Bruce Burnam

Dated: December 19, 2013		/s/ Kathleen A. Cohen by Fred Kayne, Authorized Representative
Kathleen A. Cohen

Dated: December 19, 2013		/s/ William Corbett by Fred Kayne, Authorized Representative
William Corbett

Dated: December 19, 2013		/s/ Cutler Family Trust of 1989 by Fred Kayne, Authorized Representative
Cutler Family Trust of 1989

	By:	/s/ Cutler Family Trust
(Print name)

Dated: December 19, 2013		/s/ Dreilander Beteiligung Objekt by Fred Kayne, Authorized Representative
Dreilander Beteiligung Objekt DLF 93/14-KC-Beteiligungs GmbH-KG

	By:	/s/ Fred Kayne
(Print name)

Dated: December 19, 2013		/s/ Martin Goldfarb by Fred Kayne, Authorized Representative
Martin Goldfarb

Dated: December 19, 2013		/s/ Richard Gunther by Fred Kayne, Authorized Representative
Richard Gunther

Dated: December 19, 2013		/s/ James Harpel by Fred Kayne, Authorized Representative
James Harpel

Dated: December 19, 2013		/s/ Stephen Kayne by Fred Kayne, Authorized Representative
Stephen Kayne

Dated: December 19, 2013		/s/ Richard L. Milsner by Fred Kayne, Authorized Representative
Richard L. Milsner

Dated: December 19, 2013		/s/ Milton T Okun by Fred Kayne, Authorized Representative
Milton T Okun

Dated: December 19, 2013		/s/ Rosemary Okun by Fred Kayne, Authorized Representative
Rosemary Okun

Dated: December 19, 2013		/s/ Joel Rumm by Fred Kayne, Authorized Representative
Joel Rumm

Dated: December 19, 2013	/s/ Victor Scaravilli by Fred Kayne, Authorized Representative
Victor Scaravilli

Dated: December 19, 2013	/s/ Glen Tobias by Fred Kayne, Authorized Representative
Glen Tobias

/s/ Tri S Partners by Fred Kayne, Authorized Representative
Dated: December 19, 2013	Tri S Partners

	By:	/s/ Fred Kayne
(Print name)

Dated: December 19, 2013	/s/ Don Wohl by Fred Kayne, Authorized Representative
Don Wohl

Dated: December 19, 2013	/s/ Zwolfte Dreilander Beteiligung by Fred Kayne, Authorized Representative
Zwolfte Dreilander Beteiligung DLF 92/12-KC-Beteiligungs GmbH-KG

	By:	/s/ Fred Kayne
(Print name)

Exhibit A

Wire Transfer Instructions

Name of the Bank:	JP Morgan Chase
Address of the Bank:	10701 W. Pico Blvd., Los Angeles, CA 90064
Telephone Number:	(310) 475-9402 or (800) 788-7000
Name of the Account:	Nagler & Associates Attorney - Client Trust Account
Routing Number:	322271627
SWIFT Code:	CHASUS33
Account Number:	4422189765

Exhibit B

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA

KAYNE et al.,		No. 12 CV 3031 (VM)(FM)

Plaintiffs,

-against-

HO et al.,

Defendants.

STIPULATION OF DISMISSAL WITH PREJUDICE

Pursuant to Fed. R. Civ. P. 41 (a)(1)(A)(ii), plaintiffs and defendant, Emerson Radio Corp., by and through their undersigned counsel, stipulate that the above-captioned action is voluntarily dismissed with prejudice and without costs to either party.

NAGLER & ASSOCIATES	SORINRAND LLP

By:	By:
Larry Nagler	Joshua H. Epstein
2300 S. Sepulveda Blvd.	515 Madison Avenue, 13th Floor
Los Angeles, California 90064	New York, New York 10022
(212)600-2085

Attorneys for Plaintiffs	Attorneys for Defendant
Emerson Radio Corp.

Dated:	Dated: